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LORD ABBETT Mid-Cap Value Fund


                       SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED JUNE 30,2000




                                                             [GRAPHIC OMITTED]



                                               Designed to provide you with
                                               capital appreciation from a stock
                                               portfolio of mid-sized companies




                                     [LOGO]

          REPORT TO SHAREHOLDERS
          For the Six Months Ended June 30, 2000


[PHOTO]

/s/ Robert S. Dow
-----------------
Robert S. Dow
Chairman

July 10, 2000


"We believe that the potential
rewards in the value stocks of
many medium-sized companies
are excellent."


------------------------------------------------

          ======================
                   DALBAR
           HONORS COMMITMENT TO:
                 INVESTORS
                    1999
           =====================

  Lord, Abbett & Co. is proud to announce we have received a DALBAR award for providing consistently good service to shareholder the 1999 Key Honor Award for
  Mutual Fund Service. DALBAR, Inc. an independent research firm and evaluator of mutual fund service, presents the award to financial services firms that provide consistently solid service to clients.

------------------------------------------------

Lord Abbett Mid-Cap Value Fund completed the first six months of its fiscal year June 30, 2000 with aggregate net assets of $454 million. The following chart provides an overview of class-specific data for the period.

                                             Six Months Ended June 30, 2000
-------------------------------------------------------------------------------

                         Class A   Class B     Class C    Class P    Class Y
-------------------------------------------------------------------------------
Net asset value          $14.19     $13.96     $13.96      $14.05    $14.15
Total return(1)           18.36%     17.98%     17.98%      18.37%    18.37%

SETTING SAIL IN STORMY WEATHER
The new millennium started out at an exciting pace, with most stocks retreating before those of "new economy" technology companies once again caught fire. During this time, stocks of "old economy" industrial blue-chip companies were hard hit as investors liquidated shares in order to chase seemingly attractive stocks of technology, media and telecommunications companies. This bipolar stock market reversed in late March as value stocks came roaring back while the tech-heavy NASDAQ turned in negative performance for the month. Momentum investing in technology appeared to fizzle out and investors increasingly turned to companies with attractive relative values and quantifiable earnings. This trend continued through the end of May before the NASDAQ had what we believe was a snapback rally. Interestingly, during this volatile six-month period, stocks of mid-sized companies fared much better than those of large and small companies, as the MidCap 400 returned 8.97% versus returns of -0.42% and 6.89% for the S&P 500 and SmallCap 600, respectively.(2) However, on a year-to-date basis, growth investing was the clear winner among mid-sized companies, with the MidCap 400/BARRA Growth Index up 14.95%, while the MidCap 400/BARRA Value Index was up only 3.45%.(3)

EXPERIENCE AND DISCIPLINE HELP US WEATHER THE STORM
Overall, the period was a strong one from a stock picking standpoint, as evidenced by the healthy gain of 18.36% posted by the Mid-Cap Value Fund.(4) Initially, our positive performance was driven by solid gains in our stocks of technology, energy and utilities companies, and later, by advances in our stocks of healthcare and select consumer companies. The few select financial company stocks that we held, namely those of insurance companies, far outperformed the banks that dominate the mid-cap indexes. We were able to sidestep the late-period correction in the technology sector by investing selectively in stocks of medical technology companies that outperformed based on their solid fundamentals, healthy profits and realistic profit projections. On the downside, our stocks of companies in the basic industry (paper and metals), capital goods (machinery and industrial equipment) and consumer non-cyclical sectors (food and consumer products) hindered overall performance. Rising interest rates, souring consumer confidence and a reduction in profit margins hurt a majority of companies across these industries and within the portfolio. While high oil prices benefited many of our energy holdings, they did not bode well for our holdings in the transportation sector, where companies found it difficult to pass on rising fuel costs.

WHAT LIES OVER THE HORIZON
We believe that the potential rewards in the value stocks of many medium-sized companies are excellent. Many of these companies have shown promising business developments and, in our opinion, have stocks that are currently selling at appealing discounts compared to those of larger companies. We also believe that the stocks of many large companies, especially technology companies, which have performed well in the past, are now too expensive. Thank you for investing with Lord Abbett and in the Mid-Cap Value Fund. We value the trust that you place in us, and look forward to serving your investment needs in the years to come.

(1) Past performance is no indication of future results. Total return, which is not annualized, reflects the percent change in net asset value and includes the reinvestment of all distributions.
(2) The S&P MidCap 400 Index, S&P 500 Index and S&P SmallCap 600 Index consist of 400, 500 and 600 domestic stocks, respectively, chosen for market size, liquidity and industry group representation. They are market value weighted indexes, with each stock's weight in the Index proportionate to its market value. Source: Standard & Poor's.
(3) The S&P MidCap 400/BARRA Growth and Value Indexes are constructed by dividing the stocks in an index according to a single attribute: book-to-price ratio. The value index contains firms with higher book- to-price ratios; conversely, the growth index has firms with lower book-to-price ratios. Indices cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment. Source: BARRA.
(4) Return is for Class A shares. The Fund's portfolio is actively managed and is subject to change.

THE MID-CAP ADVANTAGE

The table below illustrates the wide margin among current valuations of ultra-large capitalization stocks, as measured by the 50 largest market cap stocks, the S&P 500 Index and mid-cap stocks as represented by the S&P MidCap 400 Index. This valuation margin is even greater when comparing these benchmarks with the Lord Abbett Mid-Cap Value Fund.

                              50 Largest
                               Market                                               Lord Abbett
                               Capitalization    S&P 500          S&P MidCap        Mid-Cap
                               Stocks*           Index**          400 Index+        Value Fund++
---------------------------------------------------------------------------------------------
Price/Earnings                 32.8x             25.4x            16.4x             14.4x
Price/Book                      7.6x              5.0x              2.6x             1.8x

All prices and data as of 6/30/00. The portfolio is actively managed and the Fund's attributes will differ over time. Price/Earnings Ratio (P/E) is the price of a stock divided by its earnings per share estimated for the next full fiscal year. Price/Book Ratio is the price of a stock divided by its stockholders' equity per share. The indices are unmanaged and are not available for investment.

*Representative data were calculated at Lord Abbett using the ValueLine Database on Factset, which may not include all securities in any portfolio or index. **The S&P 500 Index is a market capitalization weighted index consisting of 500 widely held common stocks chosen for market size, liquidity and industry group representation. Representative data were calculated at Lord Abbett using the ValueLine Database on Factset, which may not include all securities in any portfolio or index.
+The S&P MidCap 400 Index is comprised of 400 widely held common stocks chosen for their mid-cap size and industry characterizations. Representative data were calculated at Lord Abbett using the ValueLine Database on Factset, which may not include all securities in any portfolio or index.
++The Price/Earnings and Price/Book Ratios for the Lord Abbett Mid-Cap Value Fund represent the weighted average of each of these ratios for the stocks in the Fund's portfolio. Representative data were calculated at Lord Abbett using the ValueLine Database on Factset, which may not include all securities in any portfolio or index.

AVERAGE ANNUAL TOTAL RETURNS

Average  annual  compounded  total  returns for periods ended  6/30/00.  Assumes
deduction  of  the  Class  A  share  5.75%  maximum   sales  charge,   with  all
distributions reinvested.

                                                Class A
----------------------------------------------------------
1 year:                                         5.60%
5 years:                                       15.18%
10 years:                                      13.33%

PORTFOLIO DATA(1)

Top Ten Holdings as of 6/30/00             Top Sectors as of 6/30/00
 Holding                       %TNA(2)     Sector                       %TNA(2)
------------------------------------------------------------------------------

Caremark RX, Inc.               3.50%      Energy                       17.26%
EOG Resources, Inc.             3.35%      Healthcare                   17.02%
St. Jude Medical, Inc.          3.23%      Utilities                    14.85%
CBRL Group, Inc.                3.05%      Materials & Processing       11.21%
Oxford Health Plans, Inc.       3.01%      Financial Services           10.78%
R&B Falcon Corp.                2.89%      Consumer Non-Cyclicals        8.64%
Dynegy, Inc.                    2.83%      Basic Industry                6.48%
XL Capital Ltd., Class A        2.63%      Consumer Cyclicals            2.64%
Kerr-McGee Corp.                2.61%      Consumer Staples              2.60%
Santa Fe Snyder Corp.           2.57%      Consumer Discretionary        2.43%

(1) The Fund's portfolio is actively managed and is subject to change.
(2) Percent of total net assets.

The past performance is no indication of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

THE VALUE OF A MANAGED EQUITY PORTFOLIO

The cost of goods and services (as measured by the Consumer Price Index) has risen steadily over the past 10 years, increasing at an average of 2.86% per year. Over this time frame, the 5.45% average annual return of CDs outpaced inflation. However, investors in the Fund saw their $100,000 investment grow an average of 13.54% per year to $355,901(1).

There is no doubt that when it comes to saving for near-term obligations, CDs are important. But when investing for long-term goals, such as a house, a child's education or retirement, owning good companies through a fund like Lord Abbett Mid-Cap Value Fund can help your money work harder for you.





Cumulative Total Returns Over
10 Years

The Fund:   255.90%
CDs:         70.05%
Inflation:   32.62%

-------------------------------------------------------------------------------
GROWTH OF $100,000: 6/30/90 - 6/30/00
 [LINE CHART GRAPHIC OMITTED]

               The Fund       Six-Month CD/2      Inflation
6/30/90        96030          100000              100000
1990           90489          104060              103000
1991           115247         110366              106152
1992           130761         114582              109230
1993           149009         118409              112234
1994           144143         124389              115231
1995           181747         132051              118158
1996           220325         139459              122080
1997           289803         147645              124156
1998           288503         155884              126155
1999           300729         164598              129536
6/30/00        355901         170046              132619

-------------------------------------------------------------------------------
(1) The Fund's results reflect the deduction of the Class A share reduced sales charge of 3.95% applicable to investments of $100,000. All distributions were reinvested. The Fund's maximum sales charge is 5.75%.
(2) Source: Lipper, Inc.


Total return is the percent change in value assuming the reinvestment of all distributions. Results of the CD investment reflect the average six-month CD rate available each year during the period. It is important to remember that, unlike the Fund, a CD's rate and principal are guaranteed if held until maturity. The Federal Deposit Insurance Corporation ("FDIC") insures CDs up to $100,000.


IMPORTANT INFORMATION

Results quoted herein represent past performance based on the current sales charge schedule and reflect appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Prior to May 1, 1997, the Fund had only one class of shares, which is now designated as Class A. Results for periods from May 1, 1997 onward relate to Class A shares. Past performance is no indication of future results. Tax consequences are not reflected. The Fund's sales charge structure has changed from the past. The investment return and principal value of a Fund investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. The Fund issues additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 800-874-3733 (or your investment professional) and ask for the Fund's current prospectus. If used as sales material after 9/30/00, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

                               STATEMENT OF NET ASSETS (UNAUDITED)
                               June 30, 2000

                               Investments                                                                  Shares           Value
===================================================================================================================================
Common Stocks 95.55%
===================================================================================================================================
Air Transportation .93%       *AMR Corp.-Operates an airline that provides scheduled
                               passenger, freight and mail service throughout North America,
                               the Caribbean, Latin America, Europe and the Pacific                       159,400      $ 4,214,137
-----------------------------------------------------------------------------------------------------------------------============
Apparel .14%                   V.F. Corp.-Leading producer of blue jeans and other apparel                 27,200          647,700
-----------------------------------------------------------------------------------------------------------------------============
Auto: Replacement Parts 2.95%  Genuine Parts Co.-National distributor of automotive replacement parts     216,000        4,320,000
                               Snap-on, Inc.-Manufacturer and distributor of hand tools and
                               diagnostic equipment for the automotive industry                           340,900        9,076,463
                               Total                                                                                    13,396,463
-----------------------------------------------------------------------------------------------------------------------============
Chemicals 2.01%                Crompton Corp.-Manufactures and markets specialty chemicals,
                               polymers and polymer processing equipment                                  746,300        9,142,175
-----------------------------------------------------------------------------------------------------------------------============
Containers 5.47%               American National Can Group, Inc.-Manufacturer of beverage cans            427,400        7,212,375
                               Ball Corp.-Leading manufacturer of aluminum, plastic and steel
                               containers for the beverage and food industries                            299,300        9,633,719
                              *Pactiv Corp.-Provider of packing solutions and
                               manufacturer of food service products                                    1,014,100        7,986,037
                               Total                                                                                    24,832,131
-----------------------------------------------------------------------------------------------------------------------============
Electric Power 5.21%           Constellation Energy Group-A holding company with operations
                               throughout North America and various Latin American countries.             117,900        3,839,119
                               Dynegy, Inc. Class A-Provides energy products and services in
                               North America and the United Kingdom                                       188,360       12,867,343
                               Reliant Energy, Inc.-International energy services company                 235,700        6,967,881
                               Total                                                                                    23,674,343
-----------------------------------------------------------------------------------------------------------------------============
Fertilizer 2.90%               IMC Global, Inc.-Producer and distributor of crop nutrients
                               and animal feed ingredients                                                659,200        8,569,600
                               Potash Corp. of Saskatchewan, Inc.-Produces potash,
                               phosphate and nitrogen                                                      83,200        4,591,600
                               Total                                                                                    13,161,200
-----------------------------------------------------------------------------------------------------------------------============
Financial Services 1.57%       C.I.T. Group, Inc. Class A-Provides commercial and individual
                               financing through a nationwide distribution network                        438,200        7,120,750
-----------------------------------------------------------------------------------------------------------------------============
Food 7.10%                     Dean Foods Co.-Major producer of dairy foods, canned and
                               frozen vegetables                                                          226,000        7,161,375
                              *Del Monte Foods Co.-Major producer of canned foods                         235,800        1,606,388
                               IBP, Inc.-Beef and pork processor                                          444,600        6,863,512
                              *Smithfield Foods, Inc.-Fresh pork and processed meats
                               producer and marketer                                                      239,700        6,726,581
                               Universal Foods Corp.-Manufacturer of yeast, flavorings, colorants
                               and dried spices for the food industry                                     534,600        9,890,100
                               Total                                                                                    32,247,956
-----------------------------------------------------------------------------------------------------------------------============
Health Care Products 9.42%    *Acuson Corp.-Manufacturer of medical diagnostic ultrasound
                               imaging systems                                                            652,800        8,812,800
                              *Boston Scientific Corp.-Develops, manufactures and
                               markets minimally invasive medical devices                                 359,700        7,890,919
                              *St. Jude Medical, Inc.-A leading manufacturer of artificial heart
                               valves and pacemakers                                                      320,000       14,680,000
                              *Varian Medical Systems, Inc.-A worldwide supplier of
                               integrated cancer-care systems                                             291,300       11,397,113
                               Total                                                                                    42,780,832
-----------------------------------------------------------------------------------------------------------------------============
Health Care Services 7.60%    *Caremark Rx, Inc.-Leading physician practice management company          2,333,800       15,899,012
                              *Oxford Health Plans, Inc.-Health benefit plans provider for
                               New York, New Jersey and Connecticut                                       574,800       13,687,425
                              *Trigon Healthcare, Inc. Class A-Provider of managed health
                               plans in Virginia                                                           95,400        4,919,063
                               Total                                                                                    34,505,500
-----------------------------------------------------------------------------------------------------------------------============
Insurance 7.11%                ACE Ltd.-Insurance holding company specializing in property
                               and casualty coverage                                                      239,800        6,714,400
                               PartnerRe Ltd.-Provides multi-line reinsurance to insurance companies      171,000        6,059,813
                               Transatlantic Holdings, Inc.-International property and
                               casualty reinsurer                                                          90,000        7,537,500
                               XL Capital Ltd. Class A-Excess liability insurer                           220,900       11,956,212
                               Total                                                                                    32,267,925
-----------------------------------------------------------------------------------------------------------------------============
Milling: Fruits/Grain 2.59%    Archer-Daniels-Midland Co.-Leading processor and seller of
                               agricultural commodities                                                   456,500        4,479,406
                               Corn Products International, Inc.-Leading refiner of corn
                               and other grains                                                           274,600        7,276,900
                               Total                                                                                    11,756,306
                               ----------------------------------------------------------------------------------------============


                                                                                                                                3

                               STATEMENT OF NET ASSETS (UNAUDITED)
                               June 30, 2000


                               Investments                                                                  Shares           Value
===================================================================================================================================
Natural Gas 3.35%              EOG Resources, Inc.-Oil and gas exploration, production and
                               development company                                                        454,000     $ 15,209,000
-----------------------------------------------------------------------------------------------------------------------============
Oil: Crude Producers 5.17%     Kerr-McGee Corp.-Oil and gas exploration and production,
                               refining and chemicals                                                     200,800       11,834,650
                              *Santa Fe Snyder Corp.-Explorer and producer of crude oil
                               and natural gas                                                          1,025,000       11,659,375
                               Total                                                                                    23,494,025
-----------------------------------------------------------------------------------------------------------------------============
Oil: Integrated Domestic 1.36% Amerada Hess Corp.-Oil and gas exploration, production
                               and refining company                                                       100,000        6,175,000
-----------------------------------------------------------------------------------------------------------------------============
Oil: Refiners 1.56%            Valero Energy Corp.-An independent petroleum refining
                               and marketing company                                                      223,100        7,083,425
-----------------------------------------------------------------------------------------------------------------------============
Oil: Services 4.62%            ENSCO International, Inc.-An international offshore contract drilling company, provides marine transportation services in the
                               Gulf of Mexico                                                             219,600        7,864,425
                              *R&B Falcon Corp.-Provides drilling and workover services
                               for the domestic and international oil and gas industry                    556,700       13,117,244
                               Total                                                                                    20,981,669
-----------------------------------------------------------------------------------------------------------------------============
REIT 2.11%                     Healthcare Realty Trust, Inc.-Purchases and leases investment
                               properties in the United States                                            561,306        9,577,284
-----------------------------------------------------------------------------------------------------------------------============
Restaurants 3.05%              CBRL Group, Inc.-Operates restaurants throughout the United States         944,200       13,867,937
-----------------------------------------------------------------------------------------------------------------------============
Retail 5.24%                  *Consolidated Stores Corp.-Major U.S. retailer specializing in
                               closeouts and toys                                                         824,000        9,888,000
                               Delhaize America, Inc.-A supermarket holding company that
                               operates stores under the names Food Lion, Kash n' Karry
                               and Save n' Pack                                                           250,200        4,425,413
                               J.C. Penney Co., Inc.-Leading departmental store retailer                  514,000        9,476,875
                               Total                                                                                    23,790,288
-----------------------------------------------------------------------------------------------------------------------============
Synthetic Fibers 1.78%         Polymer Group, Inc.-Major global manufacturer of non-woven materials       872,500        8,070,625
-----------------------------------------------------------------------------------------------------------------------============
Utilities: Electrical 9.15%    FirstEnergy Corp.-Major Midwestern electric utility holding company        376,900        8,810,037
                               IPALCO Enterprises, Inc.-Major Midwestern electric utility
                               holding company                                                            356,400        7,172,550
                              *Niagara Mohawk Holdings, Inc.-Electric and gas utility company             543,000        7,568,062
                               Northeast Utilities-Major Northeastern electric utility company            364,800        7,934,400
                               SCANA Corp.-A holding company involved in regulated electric and natural gas utility operations, telecommunications and other
                               energy-related businesses                                                  136,869        3,301,965
                               TECO Energy, Inc.-A diversified, energy-related utility
                               holding company                                                            336,100        6,743,006
                               Total                                                                                    41,530,020
-----------------------------------------------------------------------------------------------------------------------============
Uilities: Gas 3.16%            Eastern Enterprises-Natural gas distributor in Massachusetts               128,800        8,114,400
                               Southwest Gas Corp.-Natural gas distributor in Arizona and Nevada          357,100        6,249,250
                               Total                                                                                    14,363,650
                               ----------------------------------------------------------------------------------------============
                               Total Investments in Common Stocks (Cost $381,142,923)                                  433,890,341
===================================================================================================================================
Short-Term Investments 9.21%                                                                     Principal Amount
===================================================================================================================================
                               American General Corp. 6.85% due 7/3/2000                              $19,880,000       19,880,000
                               Associates Corp. NA 6.95% due 7/3/2000                                  19,880,000       19,880,000
                               Federal Home Loan Mortgage Corp. 6.57% due 7/3/2000                      2,040,000        2,039,255
                               Total Short-Term Investments (Cost $41,799,255)                                          41,799,255
                               ----------------------------------------------------------------------------------------============
                               Total Investments 104.76% (Cost $422,942,178)                                           475,689,596
===================================================================================================================================
Other Assets, Less Liabilities (4.76%)
===================================================================================================================================
Cash                                                                                                                       102,116
----------------------------------------------------------------------------------------------------------------------------------
Receivables for:               Securities sold                                                                          42,357,859
                               Capital shares sold                                                                       1,325,046
                               Dividends                                                                                   150,223
                               Interest                                                                                     19,760
                               Total Other Assets                                                                       43,955,004
                               ----------------------------------------------------------------------------------------============


4


                               STATEMENT OF NET ASSETS (UNAUDITED)
                               June 30, 2000

===================================================================================================================================
Payables for:                  Securities purchased                                                                   $ 64,171,778
                               Capital shares reacquired                                                                   666,575
                               Other                                                                                       730,362
                               Total Liabilities                                                                        65,568,715
                               ----------------------------------------------------------------------------------------============
                               Total Other Assets, Less Liabilities                                                    (21,613,711)
===================================================================================================================================
Net Assets 100.00%                                                                                                    $454,075,885
===================================================================================================================================

                               Class A Shares-Net  asset value  ($394,614,443  /
                               27,803,366  shares  outstanding)  $14.19  Maximum
                               offering price (net asset value plus sales charge
                               of 5.75% of the offering
price)                         $15.06
                               Class B Shares-Net asset value ($40,826,772 / 2,923,697 shares outstanding)                 $13.96
                               Class C Shares-Net asset value ($18,066,613 / 1,293,776 shares outstanding)                 $13.96
                               Class P Shares-Net asset value ($566,720 / 40,336 shares outstanding)                       $14.05
                               Class Y Shares-Net asset value ($1,337.25 / 94.500 shares outstanding)                      $14.15

                              *Non-income producing security.
                               REIT Real Estate Investment Trust.
                               See Notes to Financial Statements.


                               STATEMENT OF OPERATIONS (UNAUDITED)

Investment Income                                                                                 Six Months Ended June 30, 2000
===================================================================================================================================
Income        Dividends                                                                                         $ 3,104,643
              Interest                                                                                              794,696
              Total income                                                                                        3,899,339
              ---------------------------------------------------------------------------------------------------------------------
Expenses      Management fee                                                                                      1,414,072
              12b-1 distribution plan-Class A                                                                       622,180
              12b-1 distribution plan-Class B                                                                       174,991
              12b-1 distribution plan-Class C                                                                        74,787
              12b-1 distribution plan-Class P                                                                         1,067
              Shareholder servicing                                                                                 488,461
              Reports to shareholders                                                                                49,029
              Registration                                                                                           35,901
              Professional                                                                                           25,118
              Directors' fees                                                                                         5,518
              Other                                                                                                   4,971
              Total expenses before reductions                                                                    2,896,095
              ---------------------------------------------------------------------------------------------------------------------
              Expense reductions                                                                                    (16,780)
              ---------------------------------------------------------------------------------------------------------------------
              Net expenses                                                                                        2,879,315
              ---------------------------------------------------------------------------------------------------------------------
              Net investment income                                                                               1,020,024
              ---------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments
===================================================================================================================================
Net realized gain from investment transactions                                                                   58,102,824
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments                                                              8,143,667
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                                                  66,246,491
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                                                            $67,266,515
===================================================================================================================================
              See Notes to Financial Statements.


                                                                                                                                5


              STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   Six Months Ended    Year Ended
                                                                                                      June 30, 2000    December 31,
Increase (Decrease) in Net Assets                                                                       (unaudited)          1999
===================================================================================================================================
Operations    Net investment income                                                                     $ 1,020,024    $   966,014
              Net realized gain from investment transactions                                             58,102,824     36,414,649
              Net change in unrealized appreciation of investments                                        8,143,667    (23,559,784)

              Net increase in net assets resulting from operations                                       67,266,515     13,820,879
              ---------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
              Class A                                                                                      (575,530)    (1,370,426)
              Class B                                                                                             -              -
              Class C                                                                                             -              -
              Class P                                                                                          (408)          (526)
              Class Y                                                                                            (6)             -
              Total                                                                                        (575,944)    (1,370,952)
              ---------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gain from investment transactions:
              Class A                                                                                   (32,194,656)   (14,800,901)
              Class B                                                                                    (3,133,152)    (1,118,553)
              Class C                                                                                    (1,286,580)      (486,334)
              Class P                                                                                       (38,786)       (14,191)
              Class Y                                                                                          (106)             -
              Total                                                                                     (36,653,280)   (16,419,979)
              ---------------------------------------------------------------------------------------------------------------------
              Total distributions                                                                       (37,229,224)   (17,790,931)
              ---------------------------------------------------------------------------------------------------------------------
Capital share transactions:
              Net proceeds from sales of shares                                                          48,465,309     85,821,932
              Net asset value of shares issued in reinvestment of dividends and distributions            34,757,394     16,443,137
              Total                                                                                      83,222,703    102,265,069
              ---------------------------------------------------------------------------------------------------------------------
              Cost of shares reacquired                                                                 (53,290,558)  (111,094,564)
              ---------------------------------------------------------------------------------------------------------------------
              Increase (decrease) in net assets derived from capital share transactions                  29,932,145     (8,829,495)
              ---------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                                                        59,969,436    (12,799,547)
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets    Beginning of period                                                                       394,106,449    406,905,996
              ---------------------------------------------------------------------------------------------------------------------
              End of period+                                                                           $454,075,885  $ 394,106,449
              =====================================================================================================================
             +Includes undistributed net investment income of $980,153 and $536,073, respectively.
              See Notes to Financial Statements.


6


      FINANCIAL HIGHLIGHTS

                                                                          Class A Shares                              Class B Shares
                          --------------------------------------------------------------  -----------------------------------------
                          Six Months                                                      Six Months
                               Ended                                                          Ended                       5/1/97(b)
Per Share                    6/30/00                                         Year Ended     6/30/00          Year Ended        to
Operating Performance:   (unaudited)  12/31/99  12/31/98  12/31/97  12/31/96   12/31/95  (unaudited) 12/31/99  12/31/98   12/31/97
=======================================================================================   =========================================
Net asset value,
beginning of period           $13.24    $13.31    $13.37   $13.29    $12.18   $11.25       $13.06   $13.17     $13.33    $12.14
---------------------------------------------------------------------------------------  ------------------------------------------
   Income (loss) from
   investment operations
   Net investment income (loss)  .04(e)    .04(e)    .05(e)  .08        .13      .162       _(c)(e)   (.04)(e)  (.05)(e)    _(c)
   Net realized and unrealized
   gain(loss) on investments    2.17       .48      (.11)    3.61      2.19     2.383        2.14      .47       (.11)     3.27
   Total from investment
   operations                   2.21       .52      (.06)    3.69      2.32     2.545        2.14      .43       (.16)     3.27
   ------------------------------------------------------------------------------------  ------------------------------------------
   Distributions
   Dividends from net
   investment income            (.02)     (.05)        -     (.23)     (.16)    (.17)          -         -          -      (.05)
   Distributions from
   net realized gain           (1.24)     (.54)        -    (3.38)    (1.05)   (1.445)      (1.24)    (.54)         -     (2.03)
   Total                       (1.26)     (.59)        -    (3.61)    (1.21)   (1.615)      (1.24)    (.54)         -     (2.08)
   ------------------------------------------------------------------------------------  ------------------------------------------
Net asset value,
end of period                 $14.19    $13.24    $13.31   $13.37    $13.29   $12.18       $13.96   $13.06     $13.17    $13.33
---------------------------------------------------------------------------------------  ------------------------------------------
Total Return(a)                18.36%(d)  4.23%    (0.45)%  31.53%    21.22%   26.09%       17.98%(d) 3.54%     (1.20)%   27.51%(d)
===================================================================================================================================
      Ratios to Average
      Net Assets:
      Expenses(f)               .67%(d)   1.34%     1.16%    1.25%     1.22%    1.27%         .99%(d) 2.02%      1.92%     1.29%(d)
      Net investment
      income (loss)             .29%(d)    .31%      .39%     .74%     1.12%    1.48%        (.02)%(d)(.34)%     (.35)%    (.15)%(d)
      =============================================================================================================================

                                                         Class C Shares                       Class P Shares         Class Y Shares
                            -------------------------------------------   ---------------------------------------------------------
                            Six Months                                      Six Months                        Six Months
                                 Ended                        5/1/97(b)          Ended      Year   1/1/98(b)      Ended   5/3/99(b)
Per Share                      6/30/00            Year Ended         to        6/30/00      Ended        to     6/30/00        to
Operating Performance:     (unaudited)    12/31/99 12/31/98    12/31/97    (unaudited)   12/31/99   12/31/98  (unaudited)  12/31/99
=======================================================================   =========================================================
Net asset value,
beginning of period             $13.06    $13.16    $13.33     $12.14       $13.12    $13.25   $13.38        $13.25    $13.06
------------------------------------------------------------------------  ----------------------------------------------------------
  Income (loss) from
  investment operations
  Net investment income (loss)   _(c)(e)    (.04)(e)  (.05)(e)      -(c)       .03(e)    .04(e)   .02(e)        .06(e)    .05(e)
  Net realized and unrealized
  gain (loss) on investments      2.14       .48      (.12)      3.27         2.15       .39     (.15)         2.15       .14
  Total from investment
  operations                      2.14       .44      (.17)      3.27         2.18       .43     (.13)         2.21       .19
  ----------------------------------------------------------------------  ----------------------------------------------------------
  Distributions
  Dividends from net
  investment income                  -         -         -       (.05)        (.01)     (.02)      -           (.07)       -
  Distributions from net
  realized gain                  (1.24)     (.54)        -      (2.03)       (1.24)     (.54)      -          (1.24)       -
  Total                          (1.24)     (.54)        -      (2.08)       (1.25)     (.56)      -          (1.31)       -
  ----------------------------------------------------------------------  ----------------------------------------------------------
Net asset value, end of period  $13.96    $13.06    $13.16     $13.33       $14.05    $13.12   $13.25        $14.15    $13.25
------------------------------------------------------------------------  ----------------------------------------------------------
Total Return(a)                  17.98%(d)  3.62%    (1.28)%    27.51%(d)    18.37%(d)  3.44%    (.97)%       18.37%(d)  1.45%(d)
===================================================================================================================================
  Ratios to Average
  Net Assets:
  Expenses(f)                      .99%(d)  2.02%     1.92%      1.28%(d)      .72%(d)  1.45%    1.37%          .49%(d)   .69%(d)
  Net investment
  income (loss)                   (.02)%(d) (.34)%    (.35)%     (.13)%(d)     .25%(d)   .31%     .20%          .49%(d)   .41%(d)
  =================================================================================================================================

                                              Six Months Ended                                              Year Ended December 31,
Supplemental Data for All Classes:             6/30/00 (unaudited)     1999         1998         1997          1996          1995
===================================================================================================================================
  Net assets, end of period (000)                 $454,076         $394,106      $406,906       $343,236     $257,148    $227,149
  Portfolio turnover rate                            45.97%           64.76%        46.58%         56.96%       38.88%      41.42%
  ---------------------------------------------------------------------------------------------------------------------------------

(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(b) Commencement of operations of respective Class shares.
(c) Amounts less than $0.01.
(d) Not annualized.
(e) Calculated using average shares outstanding during the period.
(f) The ratios for 1998, 1999 and 2000 include expenses paid through an expense offset arrangement.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES Lord Abbett Mid-Cap Value Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions at the date of the financial statements. The follow ing summarizes the significant accounting policies of the Company: (a) Securities are valued as follows: Portfolio securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange. Securities traded only in the over-the-counter market are valued at the mean between the last bid and asked prices in such market, except that securities admitted to trading on the NASDAQ (National Association of Securities Dealers and Quotations) National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors. Short-term securities maturing in 60 days or less are valued at amortized cost which approximates market value. (b) It is the policy of the Company to meet the requirements of the Internal Revenue Code, applicable to regulated investment companies, and to distribute all of its taxable income. Therefore, no income tax provision is required. (c) Security transactions are accounted for on the date that the se curities are purchased or sold (trade date). Realized gains and losses from security transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued on a daily basis. Net investment income (other than class-specific distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

2. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management, research, statistical and advisory services and pays officers' remuneration fees and certain other expenses of the Company. The management fee is based on average daily net assets for each month at the following annual rates: .75 of 1% on the first $200 million; .65 of 1% on the next $300 million; and .50 of 1% on the excess over $500 mil lion. At June 30, 2000, the management fee payable was $235,563.

The Company has Rule 12b-1 plans and agreements (the "Class A, Class B, Class C and Class P Plans") with Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The Company makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, the Company pays Distributor (1) an annual service fee of 0.15% of the average daily net asset value of shares sold prior to June 1, 1990 and 0.25% of the average daily net asset value of shares sold on or after that date, (2) a one-time distribution fee of up to 1% on certain qualifying purchases and (3) an annual distribution fee of 0.10% of the average daily net asset value of Class A shares. Pursuant to the Class B Plan, the Company pays Distributor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the Class B shares. Pursuant to the Class C Plan, the Company pays Distributor (1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter-end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average daily net asset value of such shares outstanding. Pursuant to the Class P Plan, the Company pays Distributor an annual service and distribution fee of 0.20% and 0.25%, respectively, of the average daily net asset value of the Class P shares. Class Y does not have a Rule 12b-1 plan. At June 30, 2000, the 12b-1 fee payable with respect to all classes of shares aggregated $208,611.

Distributor received $75,420, representing payment of commissions on sales of Class A shares after deducting $414,845 allowed to authorized dealers as concessions. Certain Company Officers and Directors have an interest in Lord Abbett.

3. DISTRIBUTIONS Dividends from net investment income and net realized gain from investment transactions, if any, are declared annually. At June 30, 2000, undistributed net realized gain for financial reporting purposes aggregated $57,780,364.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gain amounts in accordance with accounting principles generally accepted in the United States of America.

4. CAPITAL The Company has authorized 150 million shares of $.001 par value capital stock designated as follows: Class A-90 million shares, Class B-15 million shares, Class C-15 million shares, Class P-15 million shares and Class Y-15 million shares. Paid in capital amounted to $342,567,950 at June 30, 2000. Transactions in shares of capital stock were as follows:

                       Six Months Ended                       Year Ended
                          June 30, 2000                December 31, 1999
-----------------------------------------------  ---------------------------
Class A               Shares        Amount         Shares        Amount
-----------------------------------------------  ---------------------------
Sales of shares        2,566,587  $ 34,878,882    4,977,296  $ 65,129,612
Shares issued to
shareholders in
reinvestment of
dividends and
distributions          2,522,672    30,524,335    1,210,990    14,919,395
Total                  5,089,259    65,403,217    6,188,286    80,049,007
-----------------------------------------------  ---------------------------
Shares reacquired     (3,510,651)  (44,333,555)  (7,604,904)  (96,986,822)
Increase (decrease)    1,578,608  $ 21,069,662   (1,416,618) $(16,937,815)
-----------------------------------------------  ---------------------------


                       Six Months Ended                       Year Ended
                          June 30, 2000                December 31, 1999
-----------------------------------------------  ---------------------------
Class B              Shares        Amount         Shares        Amount
-----------------------------------------------  ---------------------------

Sales of shares          655,640   $ 8,618,606    1,012,260   $12,935,186
Shares issued to
shareholders in
reinvestment of
dividends and
distributions            248,178     2,963,238       85,467     1,045,263
Total                    903,818    11,581,844    1,097,727    13,980,449
-----------------------------------------------  ---------------------------
Shares reacquired       (498,905)   (6,240,317)    (653,306)   (8,200,650)
Increase                 404,913   $ 5,341,527      444,421  $  5,779,799
-----------------------------------------------  ---------------------------


                       Six Months Ended                       Year Ended
                          June 30, 2000                December 31, 1999
-----------------------------------------------  ---------------------------
Class C              Shares        Amount         Shares        Amount
-----------------------------------------------  ---------------------------
Sales of shares          373,589   $ 4,858,108      538,770  $  6,987,618
Shares issued to
shareholders in
reinvestment of
dividends and
distributions            103,059     1,230,527       37,920       463,762
Total                    476,648     6,088,635      576,690     7,451,380
-----------------------------------------------  ---------------------------
Shares reacquired       (215,326)   (2,684,186)    (436,890)   (5,567,140)
Increase                 261,322   $ 3,404,449      139,800   $ 1,884,240
-----------------------------------------------  ---------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                       Six Months Ended                       Year Ended
                          June 30, 2000                December 31, 1999
-----------------------------------------------  ---------------------------
Class P              Shares        Amount         Shares        Amount
-----------------------------------------------  ---------------------------
Sales of shares           8,520      $109,713       58,806     $ 768,389
Shares issued to
shareholders in
reinvestment of
dividends and
distributions             3,271        39,187        1,196        14,717
Total                    11,791       148,900       60,002       783,106
-----------------------------------------------  ---------------------------
Shares reacquired        (2,607)      (32,500)     (28,922)     (339,952)
Increase                  9,184      $116,400       31,080     $ 443,154
-----------------------------------------------  ---------------------------


                                                              May 3, 1999
                                                          (Commencement of
                       Six Months Ended           offering Class Y shares)
                          June 30, 2000               to December 31, 1999
-----------------------------------------------  ---------------------------
Class Y               Shares           Amount      Shares      Amount
-----------------------------------------------  ---------------------------
Sales of shares            -         $   -           86        $1,127
Shares issued to
shareholders in
reinvestment of
dividends and
distributions          8,897           107.28         -             -
Total                  8,897           107.28        86         1,127
-----------------------------------------------  ---------------------------
Shares reacquired          -             -            -             -
Increase               8,897          $107.28        86        $1,127
-----------------------------------------------  ---------------------------

5. PURCHASES AND SALES OF SECURITIES Purchases and sales of investment securities (other than short-term investments) aggregated $176,094,781 and $195,373,883, respectively.

As of June 30, 2000, net unrealized appreciation, based on cost for federal income tax purposes, aggregated $52,747,418, of which $78,819,838 related to appreciated securities and $26,072,420 related to depreciated securities. The cost of investments for federal income tax purposes is substantially the same as that used for financial re porting purposes.

6. DIRECTORS' REMUNERATION The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all Funds in the Lord Abbett group based on the net assets of each Fund. Directors' fees, payable at June 30, 2000, under a deferred compensation plan, were $280,459.

7. EXPENSE REDUCTIONS The Company has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses.

8. LINE OF CREDIT The Company, along with certain other Funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates defined in the agreement. The fee for this Facility is 0.09% per annum. There were no loans outstanding pursuant to this Facility at June 30, 2000, nor was the Facility utilized at any time during the period.



Copyright(C)2000 by Lord Abbett Mid-Cap Value Fund, Inc., 90 Hudson Street, Jersey City, NJ 07302-3973

This publication, when not used for the general information of shareholders of Lord Abbett Mid-Cap Value Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Fund's investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained in this publication will come to pass. All rights reserved. Printed in the U.S.A.

                           INVESTING IN THE
                        LORD ABBETT
                                 FAMILY OF FUNDS

---------------------------------------------------------------------------------------------------------------------------
 GROWTH
---------------------------------------------------------------------------------------------------------------------------
                                                                                                   INCOME
---------------------------------------------------------------------------------------------------------------------------
 AGGRESSIVE       GROWTH FUNDS      GROWTH &           BALANCED FUND   INCOME FUNDS           TAX-FREE        MONEY
 GROWTH FUNDS                       INCOME FUNDS                                              INCOME FUNDS    MARKET FUND
                  Large-Cap                            Balanced        World Bond-
 Growth           Growth Fund       Research Fund -    Series**        Debenture Series      o National       U. S. Government
 Opportunities                      Large-Cap                                                o California     Securities Money
 Fund             Research Fund-    Series                             Global Fund -         o Connecticut    Market Fund + ++
                  Small-Cap Value                                      Income Series         o Florida
                  Series            Growth &                                                 o Georgia
                                    Income Series                      High Yield Fund       o Hawaii
                  Alpha Series*                                                              o Michigan
                                    Affiliated Fund                    Bond-Debenture        o Minnesota
                  International                                        Fund                  o Missouri
 Developing       Series                                                                     o New Jersey
 Growth Fund                                                           Limited Duration      o New York
                                                                       U. S. Government      o Pennsylvania
 Lord Abbett      Mid-Cap                                              Securities Series+    o Texas
 Developing       Value Fund                                                                 o Washington
 Growth Fund                                                           U. S. Government
 is closed to     Global Fund-                                         Securities Series+
 new investors.   Equity Series

FINDING THE RIGHT MUTUAL FUND CAN BE CONFUSING. AT LORD, ABBETT & CO., WE BELIEVE YOUR INVESTMENT PROFESSIONAL PROVIDES VALUE IN HELPING YOU IDENTIFY AND UNDERSTAND YOUR INVESTMENT OBJECTIVES AND, ULTIMATELY, OFFERING FUND RECOMMENDATIONS SUITABLE FOR YOUR INDIVIDUAL NEEDS.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for the fund(s) covered by this report.

For more complete information about any Lord Abbett fund, including risks, charges and ongoing expenses, call your investment professional or Lord Abbett Distributor LLC at 800-874-3733 for a prospectus. Read it carefully before investing.

The Lord Abbett Family of Funds lets you access more than 30 portfolios designed to meet a variety of investment needs.

DIVERSIFICATION. You and your investment professional can diversify your investments between equity and income funds.

FLEXIBILITY. As your investment goals change, your investment professional can help you reallocate your portfolio.

You may reallocate assets among our funds at any time. Speak with your investment professional to help you customize your investment plan.

NUMBERS TO KEEP HANDY

For Shareholder Account or Statement Inquiries: 800-821-5129
For Literature Only: 800-874-3733
24-Hour Automated Shareholder
Service Line: 800-865-7582
Visit Our Web Site:
www.lordabbett.com

* Lord Abbett Securities Trust - Alpha Series is a "fund of funds" investing in shares of Lord Abbett Developing Growth Fund, Lord Abbett Research Fund
     - Small-Cap Value Series and Lord Abbett Securities Trust - International Series.
** Lord Abbett Balanced Series is a "fund of funds" investing in shares of certain other Lord Abbett funds.
+ An investment in this Fund is neither insured nor guaranteed by the U.S. Government.
++ An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This Fund is managed to maintain and has maintained its stable $1.00 price per share.


[LOGO]


Lord Abbett mutual fund shares are distributed by:
LORD ABBETT DISTRIBUTOR LLC
---------------------------------------------------------
90 Hudson Street   o   Jersey City, New Jersey 07302-3973

                                                                     LAMCV-3-600
                                                                          (8/00)